AMENDMENT TO LEASE AGREEMENT
                    (Modification of terms and rents)

The purpose of this Amendment, dated January 21, 1997, is to modify the terms of the Lease as noted, between 2545 Central Avenue
Partnership, "LESSOR," and Somatogen, Inc., "LESSEE," for The Premises located at 2590 Central Avenue, Boulder, CO.

This Amendment modifies the term of the Lease Agreement, dated
February, 14, 1995, as referenced in Paragraph 2 and all other written Agreements, and provides for the rent schedule Paragraph 31 and terms to be modified.

The Lessor hereby leases the Premises to the Lessee, and the Lessee hereby leases the Premises from the Lessor, for a term commencing at 12:01 A.M. on the 1st day of November, 1997 and ending at 11:59 P.M. on the 31st day of October, 2001, unless sooner terminated as herein set forth. The Lessee agrees to pay Lessor as rent for the premises according to the terms of the RENT SCHEDULE below:

November 1, 1997 through October 31, 1998 $18,894.00 per month November 1, 1998 through October 31, 1999 $19,649.00 per month November 1, 1999 through October 31, 2000 $20,435.00 per month November 1, 2000 through October 31, 2001 $21,253.00 per month

Lessee agrees, at the request of the Lessor, to remove all equipment and improvements Lessee has made or added to the Premises.
Additionally, Lessee agrees to make all the necessary repairs to the Premises in connection with the removal of equipment and improvements, in a workmanlike manner.

All other terms and conditions of the original Lease, all Amendments and all other written agreements are to remain in full force and effect.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals this date and year above written.

                   LESSOR:   2545 Central Avenue Partnership
                   BY:       /s/ Larry F. Frey
                             -------------------------------
                   LESSEE:   Somatogen, Inc.
                   BY:       /s/   Timothy D. Hoogheem
                             -------------------------------
                   ITS:      Senior Vice President of Finance,
                             and Administration, CFO and Treasurer